SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to section 240.14a-11(c) or section
      240.14a-12

                       InterCounty Bancshares, Inc.
             ------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

                       InterCounty Bancshares, Inc.
-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

                        INTERCOUNTY BANCSHARES, INC.
                            48 N. South Street
                          Wilmington, Ohio  45177
                             (937) 382-1441


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 1999 Annual Meeting of Shareholders of InterCounty Bancshares, Inc. ("InterCounty"), will be held at 48 N. South Street, Wilmington, Ohio, on April 20, 1999, at 9:00 a.m., Eastern Time (the "Annual Meeting"), for the purpose of electing five directors of InterCounty for terms expiring in 2001 and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof. Such matters are more completely set forth in the accompanying Proxy Statement.

Only shareholders of InterCounty of record at the close of business on March 5, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                          By Order of the Board of Directors




                                          /s/ James W. Foland
                                          ----------------------------------
April 1, 1999                             James W. Foland, Secretary

                        INTERCOUNTY BANCSHARES, INC.
                            48 N. South Street
                          Wilmington, Ohio  45177
                              (937) 382-1441


                             PROXY STATEMENT

                                 PROXIES

The enclosed Proxy is being solicited by the Board of Directors of InterCounty Bancshares, Inc. ("InterCounty"), an Ohio Corporation, for use at the 1999 Annual Meeting of Shareholders of InterCounty to be held at 48 N. South Street, Wilmington, Ohio, on April 20, 1999, at 9:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by a later dated proxy received by InterCounty before the Proxy is exercised or by giving notice of revocation to InterCounty in writing before the Annual Meeting or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election of S. Craig Beam, James W. Foland, B. Anthony Williams, Darleen M. Myers and Robert A. Raizk as directors of InterCounty for terms expiring in 2001.

Proxies may be solicited by the directors, officers and other employees of InterCounty in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting, and such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by InterCounty.

Only shareholders of record as of the close of business on March 5, 1999 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share owned. InterCounty's records disclose that, as of the Voting Record Date, there were 3,177,242 votes entitled to be cast at the Annual Meeting.


                              VOTE REQUIRED

The five nominees receiving the greatest number of votes will be elected as directors. The presence, in person or by proxy, of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under Ohio law, shares held by a nominee for a beneficial owner which are represented in person or by proxy but which are not voted ("non-votes") are counted as present for purposes of establishing a quorum. Shares as to which the authority to vote is withheld and non-votes are not counted toward the election of directors or toward the election of the individual nominees specified on the form of proxy.

This Proxy Statement is first being mailed to shareholders of InterCounty on or about April 1, 1999.

         VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the only persons known to InterCounty to own beneficially more than five percent of
InterCounty's outstanding common shares as of February 28, 1999:
                                                               Percent of
  Name and Address                Amount Beneficially         Common Shares
of Beneficial Owner                    Owned(1)                Outstanding
-------------------               -------------------         -------------
B.  Anthony Williams(2)                392,196                     12.34%
Janet Williams
6172 U.S. 22 East
Wilmington, Ohio  45177

Brooke A. Williams                    179,242                      5.64
148 E. 30th Street
Apartment 5D
New York, New York  10016

Dana L. Williams                      180,456                      5.68
6172 U.S. 22 East
Wilmington, Ohio  45177

Lynn W. Cowan                         178,898                      5.63
4116 Franklin Street
Richmond, Virginia  23221

Beth Ellingwood                       200,882                      6.32
325 West Sixth Avenue
Columbus, Ohio  43201

Wilmington College                    167,264                      5.26
Fife Avenue
Wilmington, Ohio  45177

The National Bank and Trust           751,394                     23.65
 Company(3)
48 N. South Street
Wilmington, Ohio  45177
---------------------------

                                   -2-

(1) Except as indicated for the shares held by The National Bank and Trust Company (the "Bank"), the beneficial owner has sole voting and dispositive power.

(2) Anthony Williams is a director of InterCounty and the Bank, and Janet Williams is his wife. Of the 392,196 shares, 203,370 are held in the name of Mr. Williams, and 188,826 are held in the name of Mrs. Williams.

(3) All of such shares are held by the Bank as Trustee, 661,386 of which are held as Trustee for the InterCounty Bancshares, Inc., Employee Stock Ownership Plan (the "ESOP"). Pursuant to the ESOP, the Bank, as Trustee, has the power to vote in its sole discretion all ESOP shares that have not been allocated to the accounts of participants. At February 28, 1999, 133,762 shares had not been allocated. The Trustee may dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP or by law. The Bank also has sole voting and dispositive power with respect to 73,354 shares and shared voting and dispositing power with respect to 16,654 shares held as Trustee for various other trusts.

The following table sets forth certain information with respect to the number of common shares of InterCounty beneficially owned by each director of
InterCounty and each executive officer of InterCounty whose cash compensation during 1998 exceeded $100,000 and by all directors and executive officers of
InterCounty as a group as of February 28, 1999:
                           Amount and Nature of
                           Beneficial Ownership
                           --------------------
                      Sole Voting and   Shared Voting and   Percent of Common
Name                 Investment Power   Investment Power    Shares Outstanding
----                 ----------------   -----------------   ------------------
S.  Craig Beam             1,782              7,544                  .29%
George F. Bush            5,310                  -                  .17
Charles L. Dehner        65,804(1)          31,580(2)              3.02
James W. Foland          14,210                  -                  .45
Georgia H. Miller         1,130                652                  .06
Darleen M. Myers          8,468                  -                  .27
Robert A. Razik          13,068                  -                  .41
Timothy L. Smith         81,530(3)          49,146(4)              4.02
B.  Anthony Williams     203,370            188,826                12.34
Andrew J. McCreanor       2,252(5)          13,640(6)               .50
R.  James Parker          11,048(7)           8,404(8)               .61
Howard T. Witherby       11,348(9)          24,384(10)             1.12
All directors and
 executive officers
 of InterCounty as a
 group (14 persons)     422,024(11)        339,526(12)            23.01
------------------------
                                  -3-

(1) Includes 48,200 shares that may be acquired currently upon the exercise of options.
(2) Consists of shares allocated to Mr. Dehner's ESOP account, with respect to which Mr. Dehner has voting but not investment power.
(3) Includes 70,008 shares that may be acquired currently upon the exercise of options.
(4) Includes 36,814 shares allocated to Mr. Smith's ESOP account, with respect to which Mr. Smith has voting but not investment power.
(5) Includes 1,210 shares that may be acquired currently upon the exercise of options.
(6) Includes 13,296 shares allocated to Mr. McCreanor's ESOP account, with respect to which Mr. McCreanor has voting but not investment power.
(7) Includes 6,200 shares that may be acquired currently upon the exercise of options.
(8) Consists of shares allocated to Mr. Parker's ESOP account, with respect to which Mr. Parker has voting but not investment power.
(9) Includes 5,570 shares that may be acquired currently upon the exercise of options.
(10) Consists of 24,384 shares allocated to Mr. Witherby's ESOP account, with respect to which Mr. Witherby has voting but not investment power.
(11) Includes 2,134 shares owned with sole voting and investment power by two executive officers of the Bank not named in this table who may be deemed to perform policy making functions for InterCounty and 570 shares that may be acquired currently by one of such persons upon the exercise of options.
(12) Includes 15,350 shares allocated to the ESOP account of an executive officer of the Bank not named in this table who may be deemed to perform policy making functions for InterCounty. Such person has voting but not investment power with respect to such shares.

                            BOARD OF DIRECTORS

Election of Directors

The Articles of Incorporation of InterCounty provide for a Board of Directors consisting of not less than seven nor more than eleven directors, such number to be fixed or changed by the Board of Directors or the shareholders. The Board of Directors currently consists of nine directors divided into two classes. Each class serves for a two-year period. Each of the directors of InterCounty is also a director of the Bank.

In accordance with Section 8.04 of the Articles of Incorporation of InterCounty, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for directors if such shareholder makes a timely notice to the Secretary of InterCounty. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of InterCounty not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than thirty-five days' notice or prior public disclosure of the date of the meeting is given or made to shareholders of an annual meeting held on a date other than the date fixed by the Code of Regulations of InterCounty, notice by the shareholder must be received not later than the close of business on the seventh day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of InterCounty which are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of InterCounty which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of InterCounty, if elected.

     The Board of Directors proposes the election of the following persons to terms which will expire in 2001:

                                                            Director
   Name                 Age     Position(s) Held             Since
   ----                 ---     ----------------            --------
   S. Craig Beam         47     Director                      1990

   James W. Foland       77     Director and Secretary        1983

   B.Anthony Williams    64     Director and Chairman         1981
                                of the Board

   Darleen M Myers       66     Director                      1995

   Robert A. Razik       44     Director                      1995

If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends.

The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                          Director     Term
   Name                  Age     Position(s) Held           Since     Expires
   ----                  ---     ----------------         --------    -------
   George F. Bush         63     Director                   1988       2000

   Charles L. Dehner      51     Director and Executive     1989       2000
                                 Vice President of
                                 InterCounty and the
                                 Bank and Treasurer of
                                 InterCounty

   Georgia H. Miller      59     Director                   1990       2000

   Timothy L. Smith       48     Director, Chief            1989       2000
                                 Executive Officer and
                                 President of InterCounty
                                 and the Bank

     S. Craig Beam has been the President of Melvin Stone Company since 1989 and served as General Manager before being elected President. Mr. Beam is also the President of MC Trucking and a Trustee of Wilmington College.

     James W. Foland, the Secretary of InterCounty, was employed by the Bank from 1956 until his retirement as Senior Vice President in 1983.

     B. Anthony Williams has been Chairman of the Board of InterCounty since 1986. Mr. Williams is also self-employed in agribusiness.

     Darleen M. Myers is a Clinton County Commissioner. From 1993 to 1994, Ms. Myers served as the Director of the Rainbow Village Child Day Care Center, and from 1976 to 1993, she was an Extension Agent for The Ohio Cooperative Extension Services.

     Robert A. Raizk has been the President and Chief Executive Officer of The Wilmington Iron & Metal Co., Inc., since August 1990. From 1985 to 1990, Mr. Raizk was a commercial real estate broker with The Tipton Group, Inc.

     George F. Bush has been the President and owner of Bush Auto Place, Inc., since 1970 and Bush Leasing, Inc., since 1971. Mr. Bush is also a member of the Clinton Memorial Hospital Board of Directors.

     Charles L. Dehner has been the Executive Vice President of InterCounty since 1993, Treasurer of InterCounty since 1984 and Executive Vice President of the Bank since 1991. Mr. Dehner was Senior Vice President and Controller of the Bank from 1988 to 1991.

     Georgia H. Miller, formerly Manager of Volunteer Services and Patient Representative for Clinton Memorial Hospital, retired in 1993. Ms. Miller serves as a volunteer for Clinton Memorial Hospital and Auxiliary and is a guardian ad litem for the Juvenile Court of Clinton County. Ms. Miller is also a member of the Board of Habitat for Humanity.

     Timothy L. Smith has been the President and Chief Executive Officer of InterCounty and the Bank since 1989. From July 1988 until October 1989, Mr. Smith was a Senior Vice President and Senior Loan Officer of the Bank. He is also Chairperson of Chatfield College.


Meetings of Directors

The Board of Directors of InterCounty met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998. Each director, except Mr. Bush, attended at least 75% of such meetings of the Board of Directors.

Each director of InterCounty is also a director of the Bank. The Board of Directors of the Bank met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1998.


Committees of Directors

The Board of Directors of InterCounty has no committees. The Board of Directors of the Bank has an Audit Committee, a Trust Policy Committee and a Compensation Committee, but no nominating committee.

The Audit Committee is responsible for an annual examination of the Bank to determine whether the Bank is in a sound condition and whether adequate internal controls and procedures are being maintained and for reporting the results of the examination and recommendations for changes to the Board of Directors. The Committee may make such examination or cause the examination to be made by an auditor. The members of the Audit Committee are Messrs. Beam, Foland and Raizk and Ms. Miller. The Audit Committee met once in 1998.

The Trust Policy Committee is responsible for the review of the administration, policies, investment holdings, investment performance, operating results, earnings, conduct and reports of examinations and audits of the Trust Department. The members of such committee are Messrs. Bush, Dehner, Smith and Williams and Ms. Miller. The Trust Policy Committee met 11 times during 1998.

The Compensation Committee recommends annually to the full Board of Directors the compensation for the Bank's executive officers. The members of the Compensation Committee are Messrs. Beam, Bush, Foland and Raizk and Mmes. Miller and Myers. The Compensation Committee met twice in 1998.


                            EXECUTIVE OFFICERS

The only executive officers of InterCounty are Messrs. Dehner, Foland, Smith and Williams.

In addition to Mr. Smith and Mr. Dehner, the following persons are executive officers of the Bank and may be deemed to participate in policy making for
InterCounty:

Name                  Age         Positions Held During Last Five Years
----                  ---         -------------------------------------

Stephen G. Klumb       49         Senior Vice President, Senior Loan Officer
                                  since June 1998; prior to June 1998,
                                  Executive Vice President and Chief of Staff of American Energy Resources, Inc.

Andrew J. McCreanor    49         Senior Vice President, Customer Relations
                                  since January 1997; from October 1992 to
                                  January 1997, Director of Marketing and
                                  Customer Service

R.  James Parker        60         Executive Vice President, Business
                                  Development since June 1998; from October
                                  1991 to June 1998, Executive Vice President and Senior Loan Officer

Walter H. Rowsey       50         Senior Vice President, Branch Administrator
                                  since September 1993; formerly Vice
                                  President, Loan Division Manager

Howard T. Witherby     43         Senior Vice President, Operations Division
                                  Manager since October 1992; formerly Vice
                                  President

                   COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table presents certain information regarding the cash compensation received by each executive officer of InterCounty or the Bank whose cash compensation exceeded $100,000 during the fiscal years ended
December 31, 1998, 1997 and 1996:
              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                                                       Long-Term
                                                     Compensation
                                                     ------------
                            Annual Compensation         Awards
                 -----------------------------------------------------
                                             Other    Securities
Name and Principal                           Annual   Underlying
    Position                                 Compen-   Options/    All Other
                    Year   Salary   Bonus    sation     SARs(#)   Compensation
                            ($)      ($)     ($)(5)                    ($)
------------------------------------------------------------------------------
Timothy L. Smith     1998  $192,500(2) $89,455  $400     -0-/-0-    $ 1,426(6)
 Chief Executive     1997   183,875(3)  62,877   400   3,500/-0-     24,058(7)
 Officer, President  1996   167,374(4)  67,697   400     -0-/-0-     18,500(8)
 of InterCounty and
 Bank

Charles L. Dehner    1998   131,292(2)  40,427   270     -0-/-0-      1,644(6)
 Treasurer,          1997   125,725(3)  34,303   520   2,500/-0-     23,456(7)
 Executive Vice      1996   117,459(4)  35,257   520     -0-/-0-     18,511(8)
 President of
 InterCounty,
 Executive Vice
 President of Bank

R.  James Parker      1998   121,000     40,427   131     -0-/-0-      3,048(6)
 Executive Vice      1997   118,225     33,015   685   2,500/-0-     25,558(7)
 President           1996   110,834     35,917   685     -0-/-0-     20,093(8)

Andrew J. McCreanor  1998    84,269     16,591   496     -0-/-0-      1,600(6)
 Senior Vice
 President of Bank

Howard T. Witherby   1998    83,300     19,723  1,093    -0-/-0-      2,400(6)
 Senior Vice
 President of Bank
---------------------




                                   -9-


(1) Cash compensation does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to InterCounty and the Bank of providing such benefits to each of the executive officers listed above during the years ended December 31, 1998, 1997 and 1996, was less than 10% of the officer's cash compensation, and such cost for all executive officers as a group was less than 10% of the group's aggregate cash compensation.

(2)  Includes $7,500 of director's fees.

(3)  Includes $7,500 of director's fees.

(4)  Includes $6,625 of director's fees.

(5) Consists of amounts reimbursed to such executive officers for taxes paid on whole life insurance premiums paid for the benefit of such executive officers.

(6) Consists of premiums paid on whole life insurance for the benefit of the officer. At the latest practicable date, the allocations to the accounts of the ESOP participants for 1998 had not yet been determined.

(7) Consists of premiums in the amounts of $1,426, $1,644 and $3,048 paid on whole life insurance for the benefit of Messrs. Smith, Dehner and Parker, respectively, and $22,632, $21,812 and $22,510 representing the aggregate value at the date of allocation of allocations to the ESOP accounts of Messrs. Smith, Dehner and Parker, respectively.

(8) Consists of premiums paid in the amount of $1,426, $1,644 and $3,048 paid on whole life insurance for the benefit of Messrs. Smith, Dehner and Parker, respectively, and $17,074, $16,867, and $17,045 representing the aggregate value at the date of allocation of allocations to the ESOP accounts of Messrs. Smith, Dehner and Parker, respectively.

The following table sets forth information regarding the number and value of unexercised options held at December 31, 1998, by Messrs. Smith, Dehner
Parker, McCreanor and Witherby:

             Aggregated Option/SAR Exercises In the Last Fiscal Year
                        and 12/31/98 Option/SAR Values
             --------------------------------------------------------
                                        Number of
                                        Securities             Value of
                                        Underlying            Unexercised
                                        Unexercised          In-the-Money
                                        Options/SARs         Options/SARs
                                        at 12/31/98(#)       at 12/31/98(1)
                   Shares
                  Acquired     Value     Exercisable/         Exercisable/
Name             on Exercise  Realized  Unexercisable        Unexercisable
                     (#)        ($)
----             -----------  --------  -------------       -------------

Timothy L. Smith       -0-         -0-   68,608/10,898     $1,419,773/$160,143
Charles L. Dehner      -0-         -0-   47,200/ 6,800        990,750/  97,180
R. James Parker      3,500    $111,580    5,200/ 6,800         77,670/  97,180
Andrew J. McCreanor  3,780     106,651      400/ 4,040          6,100/  56,329
Howard T. Witherby     600      20,928    5,160/ 2,440         97,334/  34,537
---------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of InterCounty's common shares on December 31, 1998, of $27.25 per share. No established market for InterCounty's common shares existed at December 31, 1998, InterCounty's common shares are not traded on any securities exchange and the prices at which its shares are traded are not quoted by a national quotation service.

Director Compensation

InterCounty does not pay director's fees. Each director of InterCounty who is not a full-time employee of the Bank currently receives for services as a director of the Bank a fee of $6,000 per year and $500 for each meeting of the Board of Directors attended. Directors of the Bank who are full-time employees of the Bank receive $3,000 per year and $375 for each meeting of the Board of Directors attended.

Compensation Committee Report

InterCounty is a bank holding company which directly owns all of the outstanding capital stock of the Bank. InterCounty's business consists primarily of the business of the Bank. The financial results of InterCounty depend primarily upon the Bank's financial results.

The Compensation Committee of the Board of Directors of the Bank (the "Committee") is composed exclusively of non-employee directors. The Committee's philosophy is to tie executive compensation to the achievement of the Bank's goals and the resulting performance of InterCounty. The Committee reviews executive performance and compensation and makes recommendations to the full Board of Directors of the Bank for approval.

The Committee's goal is to accomplish the following specific objectives through the use of base salary and incentive plans:

     (1) Motivate personnel to perform and succeed according to the goals outlined in the Bank's annual business plan;
     (2)  Retain key personnel critical to the long-term success of the Bank;
          and
     (3) Utilize incentive plans, such as stock options, that reward executives for corporate success and align the interests of management with those of the shareholders;

     Base Salary. Base Salary is the foundation of the Bank's compensation program, providing income on which the executive can rely, but which is not so large as to eliminate the executive's motivation to work hard to increase shareholder value. An executive's base salary is directly related to his or her position, job responsibilities, performance and contribution to the Bank's success. The Committee reviews peer group information with respect to compensation and company performance on a regional and national basis to ensure salaries are competitive and in line with the industry.

     Incentive Plan. The Bank also has an incentive compensation plan pursuant to which awards are based on the Bank's achievement of predetermined goals relating to return on average equity and return on average assets, and on the participant's achievement of goals relating to his or her individual contributions to the Bank. Threshold, target and maximum goals for corporate performance are generally established at the beginning of each fiscal year.

All awards are established as a percentage of each participant's base salary. Awards differ due to the contribution of the individual to the Bank's success. Participants (except the Chief Executive Officer) earn awards by achieving individual goals and assisting in achieving the Bank's goals. The more control and influence a participant has on either individual goals or Bank goals, the greater the participant's weighting on that particular factor. The Chief Executive Officer's incentive plan awards are based solely on the achievement of the Bank's goals.

If individual goals are achieved but the Bank fails to achieve its goals, no incentive award will be made to any participant.

     Stock Options. The Committee annually reviews the appropriateness of granting stock options to senior management. The purposes of this long-term incentive compensation are to provide an incentive to officers and key employees to promote the success of the business and thereby increase shareholder value, and to attract and retain the best available personnel. The Committee grants options based on an individual's performance and contribution to the Bank's success. All options granted to date have a term of 10 years and may be first exercised to the extent of one-fifth each year for the first five years after the date of grant.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits a publicly-held corporation, such as InterCounty, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer and the four most highly compensated officers of the corporation other than the chief executive officer at the close of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation."

Although none of the officers of InterCounty or the Bank currently receive annual cash compensation near $1 million, the difference between the fair market value of the shares acquired upon the exercise of a non-qualified option and the exercise price is considered compensation in the year of exercise. An option award must meet several requirements to qualify as "performance-based compensation." InterCounty has determined that the options to purchase InterCounty currently outstanding will not qualify for exemption from the $1 million limit. Neither InterCounty nor the Bank has a policy requiring that all compensation payable in 1999 and thereafter to the covered officers be deductible under Section 162(m). The Board of Directors of both companies will, however, continue to consider carefully the after-tax cost and value to InterCounty and the Bank of all compensation.

     CEO Compensation. Timothy L. Smith has been the President and the Chief Executive Officer ("CEO") of InterCounty since October 1989. The Committee used the executive compensation policy described above to determine
Mr. Smith's compensation.

In setting the base salary, cash incentive award and amount of stock options, the Committee made an overall assessment of Mr. Smith's leadership in achieving the Bank's long-term strategic and business goals. The Bank achieved its corporate goals, including those related to return on equity and return on assets, and Mr. Smith was determined to have contributed substantially to the Bank's success.

                  Compensation Committee

            S. Craig Beam        Georgia H. Miller
            George F. Bush       Darleen M. Myers
            James W. Foland      Robert A. Raizk


Compensation Committee Interlocks and Insider Participation

The Board of Directors of the Bank has a Compensation Committee whose members are Messrs. Beam, Bush, Foland and Raizk and Mmes. Myers and Miller. None of such persons are employees of the Bank or InterCounty.

Performance Graph

The following line graph compares the yearly percentage change in InterCounty's cumulative total shareholder return against the cumulative return of a broad index of The Nasdaq National Market and an index of banks with total assets of $250 million to $500 million. The graph assumes the investment of $100 on November 30, 1993. Cumulative total shareholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of InterCounty's common shares at the end and at the beginning of the measurement period; by (ii) the price of InterCounty's common shares at the beginning of the measurement period.

           [Performance Graph Represented by the Following Chart]

                              Period Ending

                 12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
                 -------   --------  --------  --------  --------  --------

Intercounty       $100.00   $123.62   $129.58   $148.72   $219.21   $307.93
Bancshares, Inc.

NASDAQ - Total US  100.00     97.75    138.26    170.01    208.58    293.21

SNL $250m to       100.00    107.90    145.61    189.07    327.00    292.84
$500m Bank Index


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank occasionally makes loans of various types to directors, officers and employees of the Bank. Any of such loans to non-employee directors outstanding during the last year were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans are offered to all employees of the Bank, including executive officers, at an interest rate that is 25 basis points less than the rate offered on similar loans to others. All loans outstanding to executive officers during 1998 were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers and did not involve more than the normal risk of collectibility or present other unfavorable features.


          SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, InterCounty's directors and executive officers and persons holding more than ten percent of the common shares of InterCounty are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and InterCounty. The SEC has established specific due dates for such reports. Based upon a review of such reports, InterCounty must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. During 1998, each of Messrs. Parker, Raizk, Smith and Witherby filed a Form 4 reporting one transaction late.


                                AUDITORS

The Board of Directors has selected J.D. Cloud & Co. as the auditors of InterCounty for the current fiscal year. J.D. Cloud & Co. has audited the books of InterCounty since 1982. Management expects that a representative of J.D. Cloud & Co. will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

Any proposals of shareholders intended to be included in InterCounty's proxy statement for the 2000 Annual Meeting of Shareholders should be sent to InterCounty by certified mail and must be received by InterCounty not later than December 3, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 16, 2000, then the proxies designated by the Board of Directors of InterCounty for the 2000 Annual Meeting of Shareholders of InterCounty may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                        By Order of the Board of Directors




                                        /s/ James W. Foland
                                        --------------------------------
March 22, 1999                          James W. Foland, Secretary

                             REVOCABLE PROXY


                       INTERCOUNTY BANCSHARES, INC.
                      ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 20, 1999

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder(s) of common shares of InterCounty Bancshares, Inc. (the "Company"), hereby constitutes and appoints George F. Bush, Charles
L. Dehner, Georgia H. Miller and Timothy L. Smith, or any of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to attend the Annual Meeting of Shareholders of the Company to be held on April 20, 1999, at 48 N. South Street, Wilmington, Ohio, at 9:00 a.m., Eastern Time, and at any adjournment or adjournments thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment or adjournments thereof on each of the following proposals, which are described in the accompanying Proxy Statement:

1. The election of five (5) directors to serve for a term of two (2) years each.

      [   ] FOR election as directors     [   ] WITHHOLD AUTHORITY
            of the Company of all the           to vote for all nominees
            nominees listed below               listed below.
            (except as marked to the
            contrary below).*

                                S. Craig Beam
                                James W. Foland
                                B. Anthony Williams
                                Darleen M. Myers
                                Robert A. Raizk

      *(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above).

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


     WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

     All proxies previously given by the undersigned are hereby revoked.
     ------------------------------------------------------------------
     The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 20, 1999, meeting.


                             Please sign exactly as your name appears hereon. When shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If the shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If the shareholder is a partnership, please sign in partnership name by authorized person. (Please note any change of address on this proxy.)


                             -------------------------------------
                             Signature of Shareholder(s)



                             -------------------------------------
                             Signature of Shareholder(s)


                             Dated:                  , 1999
                                    -----------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERCOUNTY BANCSHARES, INC. PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

If you plan to attend the Annual Meeting, please check here. ____

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